UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 2, 2018
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET, YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THE YORK WATER COMPANY

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Financial Officer

As previously announced, The York Water Company (the "Company") has accepted the retirement of Kathleen M. Miller, the Company's Chief Financial Officer, Chief Accounting Officer and Treasurer which was effective on January 1, 2018.  Ms. Miller served as the Company's Chief Financial Officer since 2003.

Appointment of Chief Financial Officer

The Company has appointed Matthew E. Poff, CPA, who has served as the Company's Controller since June 2009, to the officer positions of Chief Financial Officer and Chief Accounting Officer effective January 1, 2018.

Prior to joining the Company, Mr. Poff was the Chief Financial Officer for I.B. Abel, Inc., an electrical contractor headquartered in York, PA, and prior to that, he worked for Beard Miller Company LLP (now Baker Tilly), York, PA where he ended his public accounting career as a Senior Manager.  In his capacity at Beard Miller, Mr. Poff audited The York Water Company's financial reports and internal controls.

As an officer of the Company, Mr. Poff will be entering into a supplemental retirement agreement and a change in control agreement with benefits, terms and conditions similar to those of the other Named Executive Officers (with the exception of the President and CEO) which are described in the Company's proxy statement filed on March 17, 2017 in the "Compensation Discussion and Analysis" section.  The Company intends to file a copy of Mr. Poff's agreements as exhibits to the Company's next regularly scheduled quarterly report on Form 10-K to be filed in March 2018 with the U.S. Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Poff and any other person pursuant to which Mr. Poff was selected as an officer, and there are and have been no transactions since the beginning of the Company's last fiscal year, or currently proposed, regarding Mr. Poff that are required to be disclosed by Item 404(a) of Regulation S-K.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/Jeffrey R. Hines
Date: January 2, 2018	Jeffrey R. Hines
President and Chief Executive Officer